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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                         Date of Report: April 24, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                     56-0367025
       --------------                                     ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.          27408
--------------------------------------------------          -----
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220












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                                     PART II


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1     Press release issued by Cone Mills Corporation on April 24, 2003.


Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure:"

On April 24, 2003, Cone Mills Corporation issued its earnings release for the fiscal quarter ended March 30, 2003. The earnings release is set forth as
Exhibit 99.1 to this Current Report and is incorporated herein by reference. John L. Bakane, President and CEO, and Gary L. Smith, Executive Vice President and CFO, will hold an analyst conference call on Thursday, April 24, 2003 at 11:00 a.m. eastern time to discuss financial results and give a business update. The conference call will be broadcast through the Company's web site at www.cone.com. A replay of the webcast will be available within one hour of the call and will be archived at the above address through end of business day on May 9, 2003, Cone Mills Corporation does not intend for this Item 9 or Exhibit
99.1 to be filed, or to be incorporated by reference into filings, under the Securities Exchange Act of 1934.


Item 12.  Results of Operations and Financial Condition


Reference is made to Item 9. above and to Exhibit 99.1.




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONE MILLS CORPORATION
                                 (Registrant)




Date:    April 24, 2003          /s/Gary L. Smith
         --------------
                                 Gary L. Smith
                                 Executive Vice President and
                                 Chief Financial Officer



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Exhibit
  No.                 Description

99.1 Press release issued by Cone Mills Corporation on April 24, 2003.